Operational Efficiency Programs	12 Months Ended
Sep. 30, 2011
Operational Efficiency Programs [Abstract]
Operational Efficiency Programs

Note 22 —	Operational Efficiency Program

In the three months ended December 31, 2008, the Company commenced a series of measures designed to align its operational structure to its expected future activities and to improve efficiency. In fiscal 2009, as part of this plan and in connection with a previous year plan, the Company recorded a charge of $15,140 consisting primarily of employee separation costs in connection with the termination of the employment of software and information technology specialists and administrative professionals at various locations around the world. The majority of the payments for the separation of employees were made in fiscal 2009. Remaining amounts were paid in fiscal 2010.